UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2023

VIVANI MEDICAL, INC.

(Exact name of registrant as specified in its charter)

California	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 280 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 833-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VANI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2023, the Company and Cortigent, Inc. (“Cortigent”), a wholly owned subsidiary of the Company entered into a Transition Funding, Support and Services Agreement (the “TFSSA”), pursuant to which the Company has agreed to advance funds and provide or cause to be provided to Cortigent the services and funding intended to cover salaries and related costs, rent and other overhead in order to permit Cortigent to operate in substantially the same manner in which business operations of Cortigent were previously operated by Second Sight Medical Products, Inc., prior to the formation of Cortigent, which obligations will continue, in the case of the funding obligations, until the earlier of December 31, 2024 or the closing of an initial public offering of Cortigent (the "Funding Support Term"). Cortigent has agreed to repay all funds advanced to it by the Company, plus accrued interest, at the conclusion of the Funding Support Term. In addition, the Company and Cortigent have agreed to provide the services of certain of its respective employees to the other, in each case on an interim basis and on the terms and conditions specified in the TFSSA. Each of the Company and Cortigent has also agreed to indemnify the other for certain matters enumerated in the TFSSA.

The foregoing description of the TFSSA does not purport to be complete and is qualified in its entirety by reference to the TFSSA, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 1.01.

Item 7.01. Regulation FD Disclosure

Vivani Medical, Inc. (the “Company”) from time to time presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. These slides are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference herein. The Company is also posting to the “Investors” portion of its website a copy of its current corporate slide presentation. The slides speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the slides in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.

On March 21, 2023, the Company issued a press release entitled “Vivani Medical Announces Public Filing of Registration Statement for the Proposed Initial Public Offering of Cortigent, Inc., a Subsidiary Advancing the Business of its Neuromodulation Division”, which is attached to this Current Report as Exhibit 99.2.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Transition Funding, Support and Services Agreement dated March 19, 2023.
99.1	Corporate Slides, dated March 21, 2023.
99.2

Press Release dated March 21, 2023 entitled Vivani Medical Announces Public Filing of Registration Statement for the Proposed Initial Public Offering of Cortigent, Inc., a Subsidiary Advancing the Business of its Neuromodulation Division”

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: March 21, 2023	By:	/s/ Donald Dwyer
Donald Dwyer
Chief Business Officer